Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, JANUARY 2009
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document
Report/Document Attached	Previously Waived
☒		1. Cash Receipts and Disbursements Statement (Form 2-B)
2. Balance Sheet (Form 2-C)
3. Profit and Loss Statement (Form 2-D)
4. Supporting Schedules (Form 2-E)
☒		5. Disbursements Summary (Form 2-F)
☒		6. Narrative (Form 2-G)
☒		7. Bank Statements for All Bank Accounts
☒		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire
Please answer questions below	Yes	No

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?	☒
4. Are all insurance policies and operating licenses current and in effect?		☒	(1)
5. Did you open any new bank accounts this month?		☒
6. Did you deposit all receipts into your DIP account this month?		☒	(2)
7. Have all taxes been timely paid?		☒	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: July 2, 2009	Print name: Zachary H Pashel
Signature: /S/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California was suspended, however effective January 1, 2008 the company is no longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain local, state and federal taxes for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period January 1, 2009 to January 31, 2009

Cash flow Summary	LUM		MIN
	Current		Current
	Month	Accumulated	Month	Accumulated

1. Beginning cash balance	$198,095	$234,454	$4,067	$100,046

2. Cash receipts
Operations	93,757	408,176	-	19,107
Sale of assets	-	-	-	-
Loans/advances	235,000	772,000	-	-
Other	-	136,910	-	9,759

Total Cash Receipts	328,757	1,317,086	-	28,866

3. Cash Disbursements
Operations	263,493	997,672	-	65,190
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	128,560	418,200	-	-
Other	-	869	-	59,655

Total Cash Disbursements	392,053	1,416,741	-	124,845

4. Net Cash Flow (total Cash Receipts less
Total Cash Disbursements)	(63,296)	(99,655)	-	(95,979)

Ending Cash balance (to Form 2-C)	$134,799	$134,799	$4,067	$4,067

	Financial	Book
CASH BALANCE SUMMARY	Institution	Balance

Petty Cash		N/A
DIP Operating account (LUM)	Wachovia	$142,631
DIP State Tax Account		N/A
DIP Payroll Account		N/A
Other Operating Account (LUM)	Bank of America	$(7,832)
Other Operating Account (LUM)	Bank of the West	$-
Sweep account (LUM)	JPMorgan Custody Account	$-
Other Interest Bearing Account (MIN)	JPMorgan Custody Account	$4,067

TOTAL (must agree with Ending Cash Balance above)		$138,866

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period January 1, 2009 to January 31, 2009

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Payer	Description	Amount

01/05/09	Arco Capital Corporation	DIP financing receipts	$85,000
01/07/09	Wells Fargo Bank	Interest receipts	2,902
01/07/09	Wells Fargo Bank	Interest receipts	95
01/07/09	Wells Fargo Bank	Interest receipts	270
01/07/09	Wells Fargo Bank	Interest receipts	482
01/07/09	Wells Fargo Bank	Interest receipts	512
01/07/09	Wells Fargo Bank	Interest receipts	554
01/07/09	Wells Fargo Bank	Interest receipts	956
01/09/09	Wells Fargo Bank	Other receipts	64,612
01/16/09	IndyMac Bank	Interest receipts	5,997
01/21/09	Akin Gump	Other receipts	13,661
01/21/09	Arco Capital Corporation	DIP financing receipts	150,000
01/26/09	Wachovia Bank	Interest receipts	16
01/27/09	HR Simplified	COBRA benefit receipts	3,700

		Total Cash Receipts	$328,757

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	12356-81798

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

MIN
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period January 1, 2009 to January 31, 2009

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Check No.	Payee	Description	Amount

01/07/09	1113	KPMG,LLP	Accounting	$74,205
01/07/09	1114	United Healthcare	Salaries & Benefits	9,125
01/07/09	1103	Richard J. Reisman	Salaries & Benefits	5,667
01/07/09	1105	Cananwill, Inc.	Insurance	4,826
01/07/09	1101	Goldstein, Robert	Board of Directors	3,333
01/07/09	1102	Miller, Bruce A.	Board of Directors	3,333
01/07/09	1108	Pashel, Zachary	Travel & Entertainment	2,794
01/07/09	1110	Westside Property Investment Company	Rent	2,000
01/07/09	1112	BNY Mellon Shareholder Services	Public Company	1,191
01/07/09	1111	AT&T - 821471292	Office Supplies	941
01/07/09	1109	Principal Financial Group	Salaries & Benefits	571
01/07/09	1106	Iron Mountain Records Management	Office Supplies	253
01/07/09	1104	ADP, INC.	Salaries & Benefits	232
01/07/09	1107	AON Risk Insurance Services West, Inc	Insurance	198
01/12/09	n/a	ADP	Salaries & Benefits	27,393
01/12/09	n/a	ADP	Salaries & Benefits	20,150
01/12/09	n/a	Pen-Cal	Salaries & Benefits	6,938
01/12/09	n/a	Wachovia Bank	Custody and bank fees	151
01/22/09	1116	Andrew Tikofsky	Salaries & Benefits	7,500
01/22/09	1115	Jonathan Feniak	Travel & Entertainment	1,451
01/23/09	1151	Hunton & Williams LLP	Professional Fees and Expenses	56,785
01/23/09	1152	ARENT FOX LLP	Professional Fees and Expenses	45,890
01/23/09	1150	Shapiro, Sher, Guinot & Sandler	Professional Fees and Expenses	15,480
01/23/09	1153	MAHONEY COHEN & COMPANY	Professional Fees and Expenses	10,405
01/23/09	1159	Bloomberg L.P.	Information Tech/Systems	5,595
01/23/09	1156	Olson, Patrick	Information Tech/Systems	4,000
01/23/09	1160	Goldstein, Robert	Board of Directors	3,333
01/23/09	1161	Miller, Bruce A.	Board of Directors	3,333
01/23/09	1149	XO Communications	Information Tech/Systems	2,046
01/23/09	1147	Bowne of New York	Public Company	2,000
01/23/09	1154	BNY Mellon Shareholder Services	Public Company	1,467
01/23/09	1158	Weiss, Barry	Travel & Entertainment	766
01/23/09	1155	UNUM LIFE INSURANCE	Salaries & Benefits	592
01/23/09	1148	ADP, INC.	Salaries & Benefits	53
01/23/09	1157	Susan Manning	Office Supplies	41
01/27/09	n/a	ADP	Salaries & Benefits	32,796
01/27/09	n/a	ADP	Salaries & Benefits	22,879
01/27/09	n/a	Pen-Cal	Salaries & Benefits	6,938
01/30/09	1164	Richard J. Reisman	Salaries & Benefits	5,402

			Total Cash Disbursements	$392,053

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	12356-81798

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

MIN
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F
DISBURSEMENT SUMMARY
For Month Ended January 31, 2009

Total Disbursements from Operating Account	$392,053

Total Disbursements from Payroll Account	$-

Total Disbursements from Escrow Account	$-

Total Disbursements from Other Account	$-

Grand Total	$392,053

Fee

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G
NARRATIVE
For Month Ended January 31, 2009

The Debtors do not currently have sufficient internal accounting capacity or funds to spend on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly Operating Report.